THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR (2) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF THE SECURITIES ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER; PROVIDED THAT IN THE EVENT SUCH SECURITIES ARE TRANSFERRED PURSUANT TO RULE 144, OR ANY SUCCESSOR RULE, UNDER THE SECURITIES ACT, NO SUCH OPINION SHALL BE REQUIRED UNLESS REQUESTED IN WRITING BY THE TRANSFER AGENT OF SUCH SECURITIES. THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF A CERTAIN SECURITIES PURCHASE AGREEMENT PROVIDING, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON TRANSFER WITHOUT THE CONSENT OF THE COMPANY. A COPY OF SUCH SECURITIES PURCHASE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY.


                                     WARRANT

                                       TO

                              PURCHASE COMMON STOCK

                                       OF

                            RAKO CAPITAL CORPORATION

         This certifies that, for good and valuable consideration, Rako Capital Corporation, a Nevada corporation (the "Company"), grants to Stanford Venture Capital Holdings, Inc.. or its registered assigns (the "Warrantholder"), the right to subscribe for and purchase from the Company the number of duly authorized and validly issued fully paid and non-assessable shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") set forth in Subsection 1.1 at the Exercise Price (as defined in Subsection 1.2). This Warrant shall be exercisable at any time, and from time to time, from and after the date hereof (the "Initial Exercise Date") to and including 5:00 P.M., Central Standard Time on the date that is five years after the Initial Exercise Date (the "Expiration Date"). The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as provided in Section 6.

SECTION 1.        NUMBER OF WARRANT SHARES; EXERCISE PRICE.

         1.1. NUMBER OF WARRANT SHARES. The Warrantholder shall initially have the right to subscribe for and purchase hereunder 210,330 shares of Common Stock (the "Warrant Shares"). The number of Warrant Shares that the Warrantholder shall have the right to subscribe for and purchase from the Company is subject to adjustment as provided in Section 6.

         1.2. EXERCISE PRICE. The exercise price per Warrant Share shall be $2.50, subject to adjustment as provided in Section 6 (the "Exercise Price").


SECTION 2. DURATION AND EXERCISE OF WARRANT; LIMITATION ON EXERCISE; TAXES; TRANSFER; DIVISIBILITY.

         2.1. DURATION AND EXERCISE OF WARRANT. This Warrant is immediately exercisable on the Initial Exercise Date and may be exercised, in whole or in part, at any time and from time to time from and after the Initial Exercise Date to the Expiration Date. The rights represented by this Warrant may be exercised by the Warrantholder of record, in whole or in part, from time to time, by (a) surrender of this Warrant, accompanied by the Exercise Form annexed hereto (the "Exercise Form") duly executed by the Warrantholder of record and specifying the number of Warrants Shares to be purchased to the Company at the office of the Company located at Two North College Avenue, Fayetteville, AR 72701, Attention:
Lisa Trammell (or such other office or agency of the Company as it may designate by notice to the Warrantholder at the address of such Warrantholder appearing on the books of the Company), during normal business hours on any day (a "Business Day") other than a Saturday, Sunday or a day on which the New York Stock Exchange is authorized to close (a "Nonbusiness Day"), or after 9:00 A.M. Central Standard Time on the Initial Exercise Date, but not later than 5:00 P.M. Central Standard Time on the Expiration Date (or 5:00 P.M. on the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), (b) payment of the Exercise Price by delivery to the Company of (i) cash or certified or official bank check in New York Clearing House Funds, of an amount equal to the Exercise Price for the number of Warrant Shares specified in the Exercise Form, and/or (ii) notice that the Warrantholder elects to effect a cashless exercise as contemplated by Subsection 2.6, and (c) such documentation as to the identity and authority of the Warrantholder as the Company may reasonably request. Such Warrant Shares shall be deemed by the Company to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within ten (10) Business Days, thereafter. The stock certificates so delivered shall be in denominations as may be specified by the Warrantholder and shall be issued in the name of the Warrantholder or, if permitted by Subsection 2.4 and in accordance with the provisions thereof, such other name as shall be designated in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments or payments shall be made on or in respect of Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

         2.2. LIMITATION ON EXERCISE. If this Warrant is not exercised prior to 5:00 P.M. Central Standard Time on the Expiration Date (or the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), this Warrant, or any new Warrant issued pursuant to Subsection 2.1, shall cease to be exercisable and shall become void, and all rights of the Warrantholder hereunder shall cease.

         2.3. PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificates for Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

         2.4. RESTRICTIONS ON TRANSFER. Other than transfers to Affiliates (as that term is defined in the Company's Stockholders Agreement), neither this Warrant nor any of the Warrant Shares may be transferred or sold, in whole or in part, without the prior written consent of the Company and except in compliance with applicable United States federal and state securities laws. Subject to the foregoing, this Warrant and all rights hereunder are transferable, in whole or in part, by the Warrantholder and any such transfer is registrable at the office of the Company referred to in Subsection 7.5(a) by the Warrantholder in person or by its duly authorized attorney, upon surrender of this Warrant in accordance with Section 4. The Company may not transfer or assign any of its rights or obligations under this Warrant, or any portion thereof.

         2.5. DIVISIBILITY OF WARRANT. This Warrant may be divided into multiple warrants upon surrender at the office of the Company referred to in Subsection 7.5(a) on any Business Day, without charge to the Warrantholder.

         2.6. CASHLESS EXERCISE. At the option of the Warrantholder, the Warrantholder may exercise this Warrant, without a cash payment of the Exercise Price, through a reduction in the number of Warrant Shares issuable upon the exercise of the Warrant. Such reduction may be effected by designating that the number of the shares of Common Stock issuable to the Warrantholder upon such exercise shall be reduced by the number of shares having an aggregate Fair Market Value as of the date of exercise equal to the amount of the total Exercise Price for such exercise. For purposes of this Warrant, the "Fair Market Value" of the Common Stock on any date in question shall be the average closing sale price of the Common Stock on the principal stock exchange, stock market or quotation market on which the Common Stock is traded for the thirty (30) Business Days immediately preceding such date, as quoted in The Wall Street Journal or other nationally recognized, reputable publication. If the Common Stock is not listed or qualified for trading or quotation on a stock exchange or stock market or national quotation system at such time, then the Fair Market Value shall be determined using such method as the Warrantholder and the Company shall agree. In connection with any cashless exercise, no cash or other consideration will be paid by the Warrantholder in connection with such exercise other than the surrender of the Warrant itself, and no commission or other remuneration will be paid or given by the Warrantholder or the Company in connection with such exercise.


SECTION 3.  RESERVATION OF SHARES.

         All Warrant Shares issued upon the exercise of the rights represented by this Warrant, upon issuance and payment of the Exercise Price in accordance with the terms of this Warrant, shall be validly issued, fully paid and non-assessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issuance thereof other than taxes in respect of any transfer occurring contemporaneously with such issuance. The issuance of the

Warrant Shares pursuant hereto will not be subject to, and will not violate, any preemptive or similar rights. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available and free from preemptive or similar rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant and of all other options or rights to purchase or subscribe for Common Stock and the conversion or exchange of all convertible or exchangeable securities of the Company.


SECTION 4.  EXCHANGE, LOSS OR DESTRUCTION OF WARRANT.

         If permitted by Subsection 2.4 or 2.5, upon surrender of this Warrant to the Company with a duly executed instrument of assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.


SECTION 5.  OWNERSHIP OF WARRANT.

         The Company may deem and treat the person or entity in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in Subsections 2.1 and 2.5 or in Section 4.


SECTION 6.  CERTAIN ADJUSTMENTS.

         The Exercise Price at which Warrant Shares may be purchased hereunder and the number of Warrant Shares to be purchased upon exercise hereof are subject to change or adjustment as follows:

         6.1. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly send by first class mail, postage prepaid, to the Warrantholder, notice of such adjustment.

         6.2. PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION. In case of any consolidation of the Company with or merger of the Company with or into another entity or in case of any sale, transfer or lease to another entity of all or substantially all the assets or stock of the Company, the Warrantholder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which such holder would have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had this Warrant been exercised immediately prior to such action, and the Company or such successor or purchasing entity, as the case may be, shall execute with the Warrantholder an agreement to that effect. Such agreement shall provide for adjustments, which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6. The provisions of this Subsection
6.2 shall apply similarly to successive consolidations, mergers, sales, transfers or leases.

       6.3.  ADJUSTMENTS.

             (a) Stock Dividends, Distributions or Subdivisions. In the event the Company at any time or from time after the date hereof shall issue additional shares of Common Stock pursuant to a stock dividend, stock distribution, subdivision, share split or reclassification, then, and in each such case, concurrently with the effectiveness of such event, the Exercise Price in effect immediately prior to such event shall be proportionately decreased with the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such event shall be proportionately increased.

             (b) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification, reverse split or otherwise, into a lesser number of shares of Common Stock, concurrently with the effectiveness of such event, the Exercise Price in effect immediately prior to such event shall be proportionately increased and the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such event shall be proportionately decreased.

             (c)  Issuance of Additional Shares of Common Stock.

                  (i) In the event the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares (as defined below) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance, then the Exercise Price shall be reduced to the price at which such Additional Shares are issued. The total number of shares of Common Stock to be purchased under the Warrant shall be increased by dividing the new Exercise Price into the aggregate exercise amount of the Warrant prior to the lowering of the Exercise Price.

                  (ii) In the event the Company shall issue Additional Shares for a consideration per share less than the Fair Market Value of the Common Stock as of the date of such issuance, but greater than the Exercise Price in effect immediately prior to the issuance, then the Exercise Price shall be reduced (but in no event increased) to the amount determined by multiplying such Exercise Price by a fraction:

                         (A) the numerator of which is the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares plus the number of shares of Common Stock that the aggregate consideration, if any, received by the Company for the Additional Shares so issued would purchase at a price equal to the Fair Market Value of the Common Stock as of the date of issuance; and

                         (B) the denominator of which is the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares plus the number of Additional Shares so issued. The total number of shares of Common Stock to be purchased under the Warrant shall be increased by dividing the new Exercise Price into the aggregate exercise amount of the Warrant prior to the lowering of the Exercise Price.

                  (iii) If the Company issues Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by mutual agreement of the Warrantholder and the Company.

                  (iv) If the Company issues options or rights to purchase or subscribe for Common Stock, securities convertible into or exchangeable for Common Stock or options or rights to purchase or subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of calculating the number of shares of Common Stock outstanding under this Subsection 6.3 upon the Exercise of the Warrants:

                         (A) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options or rights to purchase or subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance of such options or rights plus the exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                         (B) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange

                              (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities, or options or rights to purchase or subscribe therefore, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights.

                         (C) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Exercise Price, to the extent previously adjusted upon the issuance of such options, rights or securities, shall be readjusted to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                         (D) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price, to the extent previously adjusted upon the issuance of such options, rights or securities or options or rights related to such securities, shall be readjusted to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                         (E) The number of shares of Common Stock deemed issued and the consideration deemed paid therefore pursuant to Subsections 6.3(c)(iv)(A) and (B) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Subsection 6.3(c)(iv)(C) or
                              (D).

                         (F) Notwithstanding the foregoing provisions of this Subsection 6.3(c)(iv), the adjustments required by this Subsection 6.3 with respect to the issuance of options under employee benefit plans of the Company shall be made, in the aggregate, only after the Warrantholder has notified the Company that it intends to exercise this Warrant, in whole or in part, at which time the required adjustments shall be made with respect to all such options that shall have been issued on or prior to the date of such notice and remain outstanding (it being understood that if any such options are actually exercised prior thereto, the appropriate adjustments, if any, shall be made pursuant to the applicable provision of this subsection 6.3(c) at the time of exercise).

                  (v) "Additional Shares" shall mean any shares of Common Stock issued (or deemed to have been issued as contemplated by Subsection 6.3(c)(iv)) by the Company on or after the date of this Warrant other than (i) the Common Stock issued upon exercise of the Warrants, (ii) the issuance and sale of, or the grant of options to purchase up to 500,000 shares (subject to adjustment in accordance with Section 6.3(a) or (b)) of Common Stock, after the date of this Warrant, to employees, directors or officers of, or bona fide consultants to, the Company pursuant to stock plans or options or agreements adopted or approved by the Company's Board of Directors, and (iii) Common Stock issued pursuant to the exercise of any stock option, warrant or other right to purchase Common Stock outstanding on the date of this Warrant.

                  (vi) "Warrants" shall mean the warrants to purchase shares of Common Stock issued by the Company pursuant to the Securities Purchase Agreement (as defined below).


SECTION 7. MISCELLANEOUS.

         7.1. ENTIRE AGREEMENT. This Warrant was issued pursuant to the terms and conditions of a certain Securities Purchase Agreement, of even date herewith, by and between the Company and the Warrantholder (the "Securities Purchase Agreement"). This Warrant, the Registration Rights Agreement and the Securities Purchase Agreement constitute the entire agreement between the Company and the Warrantholder with respect to this Warrant and the Warrant Shares.

         7.2. BINDING EFFECTS; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company, the Warrantholder, and each of their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person entity other than the Company, the Warrantholder, and each of their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

         7.3 TRANSFER RESTRICTIONS; ASSIGNMENT. Except as otherwise provided herein, this Warrant may not be transferred, in whole or in part, without the prior written consent of the Company, which may be given or withheld in the Company's sole discretion.

         7.4. AMENDMENTS. This Warrant may not be modified or amended except by a written instrument signed by the Company and the Warrantholder.

         7.3. SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

         7.4. FURTHER ASSURANCES. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and/or documents as any party hereto may reasonably request in connection with the performance of the provisions of this Warrant.

         7.5. NOTICES. All demands, requests, notices, and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally, sent by confirmed facsimile or sent by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

         (a)   if to the Company, addressed to:

               Rako Capital Corporation
               Two North College Avenue
               Fayetteville, AR 72701
               Attention:  Lisa Trammell
               Telephone No.:  (479) 684-2700
               Facsimile No.:  (479) 684-2799

         (b) If to the Warrantholder or any other holder, addressed to the address of such person appearing on the books of the Company.

Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof, the sending of confirmed facsimile thereof or on the third Business Day after the mailing thereof.

         7.6. SEPARABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall be ineffective in such jurisdiction to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any other term or provision of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

         7.7. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock as of the date of such exercise.

         7.8. GOVERNING LAW; CONSENT TO JURISDICTION. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any choice or conflict of law provisions). Each of the parties hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of New York and of the federal courts sitting in the State of New York in all actions or proceedings arising out of or relating to this Warrant. Each of the parties agrees that all actions or proceedings arising out of or relating to this Warrant must be litigated exclusively in any state or federal court in the City of New York, and accordingly, each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such litigation in any such court. Each of the parties hereby irrevocably and unconditionally waives its right to a jury trial in any action arising out of or relating to this Warrant.

         7.9. EQUITABLE RELIEF. The Company recognizes that, in the event the Company fails to perform, observe or discharge any of its obligations or liabilities under this Warrant, any remedy of law may prove to be inadequate relief to the Warrantholder or any other holder, and therefore, the Company agrees that the Warrantholder or any other holder, if it so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages, in addition to any other remedies that may be available to it at law or in equity.

         7.10. EXPENSES AND ATTORNEYS' FEES. If, at any time or times, whether prior or subsequent to the date hereof, the Warrantholder employs counsel for advice or other representation or incurs reasonable legal and/or other costs and expenses in connection with:

          (a) the amendment, waiver or modification of any provision of this Warrant;

          (b) any litigation, contest, dispute, suite, proceeding or action (whether instituted by the Warrantholder, the Company or any other person) in any way relating to this Warrant, unless a court of competent jurisdiction finds in favor of the Company as the prevailing party, and awards court costs and attorneys' fees to the Company as such prevailing party; or

          (c) any attempt to enforce any rights of the Warrantholder against the Company or any other person that may be obligated to the Warrantholder by virtue of this Warrant in accordance with the terms of this Warrant;

then, in any such event, the reasonable attorneys' fees arising from such services and all reasonable expenses, costs, charges, and fees of counsel or of the Warrantholder in any way or respect arising in connection with or relating to any of the events or actions described in this subsection shall be payable on demand by the Company, to the Warrantholder.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and the Warrantholder have caused this Warrant to be signed by their duly authorized officers as of the 7th day of February, 2003.


                                      RAKO CAPITAL CORPORATION


                                      By: /s/ Gary Fuchs
                                          -------------------------------------
                                            Gary Fuchs, Chief Executive Officer


                                      WARRANTHOLDER
                                      Stanford Venture Capital Holdings, Inc.

                                      By: /s/ James M. Davis
                                          -------------------------------------
                                            James M. Davis, President

                            RAKO CAPITAL CORPORATION

                              WARRANT EXERCISE FORM

                     (To be executed upon exercise Warrant)

         The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _________ of the Warrant Shares and herewith pays the Exercise Price in accordance with the terms of this Warrant by (check applicable boxes):

         [ ] tendering payment for such Warrant Shares to the order of RAKO CAPITAL CORPORATION in the amount of $______________.

         [ ]  surrendering the undersigned's purchase rights with respect to
______ Warrant Shares, having an aggregate Fair Market Value as of the date of this exercise of $________________, which equals or exceeds the aggregate Exercise Price of the Warrant Shares being purchased, as permitted by subsection
2.6 of the Warrant. (The Company shall refund to the Warrantholder in cash any such excess value, not to exceed 99.9% of the Fair Market Value of one share of Common Stock).

         The undersigned requests that a certificate for the Warrant Shares being purchased be registered in the name of ________________ and that such certificate be delivered to _____________.



Date _____________                            Signature ________________________

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth below, to:

         Name of Assignee           Address          No. of Shares
         ---------------------------------------------------------








and hereby irrevocable constitutes and appoints ________________ as agent and attorney-in-fact to transfer said Warrant on the books of Rako Capital Corporation, with full power of substitution in the premises.


Dated ____________________


In the presence of


-------------------------

                                           Name: ____________________________

                                           Signature: _______________________
                                           Title of Signing Offer or Agent
                                           (if any):


                                           Address: _________________________

                                                    _________________________


                                           Note: The above signature should
                                           correspond with the name on the face
                                           of the within Warrant.